Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
January, 1999

Scheduled Maturity                                      6/15/99


Coupon                                                  5.3125%


Excess Protection Level
   3 Month Average  8.86%
     January, 1999  9.09%
     December, 1998  9.17%
     November, 1998  8.34%



Cash Yield                                              22.74%


Investor Charge Offs                                    5.98%


Base Rate                                               7.67%


Over 35 Day Delinquency                                 5.73%


Seller's Interest                                       48.82%


Total Payment Rate                                      11.65%


Total Principal Balance                                $3,647,591,925.48


Investor Participation Amount                          $416,666,666.69


Seller Participation Amount                            $1,780,925,258.7